SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 28, 1999

         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC1)

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                      333-68513-01                   74-2440850
State or Other Jurisdiction     (Commission                  (I.R.S. Employer
  Of Incorporation)              File Number)               Identification No.)

       200 Vesey Street
     New York, New York                                           10285
(Address of Principal Executive                                 (Zip Code)
          Offices)

         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,769,373,000 in aggregate principal amount of Class A1, Class A2, Class AIO, Class M1, Class M2 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC1 on January 28, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated January 26, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and The First National Bank of Chicago, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class AIO, Class M1, Class M2, Class B, Class P, Class X1, Class X2 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $1,769,373,732 as of January 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

    Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)       Not applicable.

(b)       Not applicable.

(c)      Exhibits:

          1.1 Terms Agreement, dated January 26, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

          4.1 Trust Agreement, dated as of January 1, 1999, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee.

          4.2 Insurance Agreement, dated as of January 1, 1999, among MBIA Insurance Corporation, as Insurer, Norwest Bank Minnesota, National Association, as Master Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                    Seller, Structured Asset Securities Corporation, as Depositor, and The First National Bank of Chicago, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 1999, between Lehman Capital, A Division of
                    Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.2 Servicing Agreement, dated as of January 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

          99.3* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

          99.4 Special Servicing Agreement, dated as of January 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.


* Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                          By:   /s/ Stanley P. Labanowski
                                                  Name:  Stanley P. Labanowski
                                                  Title:   Vice President

Dated:  February 12, 1999

                                  EXHIBIT INDEX

Exhibit No.                Description                                Page No.

1.1       Terms  Agreement,   dated  January  26,  1999,  between
          Structured  Asset  Securities  Corporation  and  Lehman
          Brothers Inc.

4.1 Trust Agreement, dated as of January 1, 1999, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee.

4.2 Insurance Agreement, dated as of January 1, 1999, among MBIA Insurance Corporation, as Insurer, Norwest Bank Minnesota, National Association, as Master Servicer, Lehman Capital, A Division of Lehmen Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and The First National Bank of Chicago, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of January 1, 1999, between Lehman Capital, A Division of Lehman Brothers
          Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.3*     Flow  Servicing  Agreement,  dated as of  September  1,
          1997,  between  Lehman  Capital,  A Division  of Lehman
          Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.4      Special  Servicing  Agreement,  dated as of  January 1,
          1999,  between  Lehman  Capital,  A Division  of Lehman
          Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.




* Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).